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                                                                   Exhibit 10.52


                                SECOND AMENDMENT

                              VERILINK CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

         VERILINK CORPORATION, a Corporation organized and existing under the laws of the State of Delaware with its principal place of business in Huntsville, Alabama, (the "Company'), hereby adopts and publishes on this the 10th day of August, 2000, this Amendment to the Verilink Corporation 1996 Employee Stock Purchase Plan (the "Plan"), as follows:

         WHEREAS, the Company, effective April 19, 1996, established the Plan for the benefit of its employees; and

         WHEREAS, said Plan provides that the Company reserves the right for any reason by action of its Board of Directors to amend in whole or in part any and all provisions of the Plan; and

         WHEREAS, Section 12(a) of the Plan is hereby amended to increase the number of shares of Company common stock available under the Plan; and

         WHEREAS, by unanimous written consent of the Board of Directors of the Company, the Board did specifically approve and adopt by resolution the amendment hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises hereinabove set forth, the Company amends said Plan, as follows:

         1. Section 12(a) shall be amended and restated as follows:

         "(a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 750,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable."

         The Company has caused this Amendment to be executed by its duly authorized officer and its corporate seal to be hereunto affixed on the day and year first above written.


                                    VERILINK CORPORATION



                                    /s/ Graham G. Pattison
                                    --------------------------------------------
                                    By:  Graham G. Pattison
                                    Its: President

ATTEST:



/s/ C. W. Smith
------------------------------------
By:  C. W. Smith
Its: Secretary



(CORPORATE SEAL)